Net Investments in Properties	12 Months Ended
Dec. 31, 2012
Net Investments in Properties
Net Investments in Properties

Note 5. Net Investments in Properties

Real Estate

Real estate, which consists of land and buildings leased to others, at cost, and which are subject to operating leases, is summarized as follows (in thousands):

	December 31,
	2012	2011
Land	$509,530	$111,483
Buildings	1,822,083	534,999
Less: Accumulated depreciation	(116,075)	(118,054)
	$2,215,538	$528,428

Real Estate Acquired During 2012 — As discussed in Note 3, we acquired properties in the Merger, which increased the carrying value of our real estate by $1.8 billion during the year ended December 31, 2012. Other acquisitions of real estate during this period are disclosed in Note 4 and assets disposed of are disclosed in Note 17. Impairment charges recognized on certain properties are discussed in Note 11. During this period, the U.S. dollar weakened against the euro, as the end-of-period rate for the U.S. dollar in relation to the euro at December 31, 2012 increased by 2.1% to $1.3218 from $1.2950 at December 31, 2011. The impact of this weakening was a $12.9 million increase in Real estate from December 31, 2011 to December 31, 2012.

On September 13, 2012, we acquired an interest in an investment leased to the Walgreens Co. at a total cost of $24.8 million, including net lease intangible assets totaling $6.6 million (Note 8) and acquisition-related costs. We updated our purchase price allocation during the fourth quarter of 2012, and recorded a measurement period adjustment of $5.3 million to reduce land and buildings and to increase net lease intangibles. We deemed this investment to be a real estate asset acquisition, and as such, we capitalized acquisition-related costs of $0.2 million. The Walgreens Co. leases are classified as operating leases.

Real Estate Acquired During 2011 — As discussed in Note 4, in connection with the CPA®:14/16 Merger in May 2011, we purchased the remaining interests in certain investments, in which we already had a joint interest, from CPA®:14 as part of the CPA®:14 Asset Sales. These three investments, which lease properties to Checkfree, Federal Express and Amylin, had an aggregate fair value of $174.8 million at the date of acquisition. Prior to this purchase, we had consolidated the Checkfree investments and accounted for the Federal Express and Amylin investments under the equity method. As part of the transaction, we assumed the related non-recourse mortgages on the Federal Express and Amylin investments. These two mortgages and the mortgage on the Checkfree investment had an aggregate fair value of $117.1 million at the date of acquisition (Note 12). Amounts provided are the total amounts attributable to the jointly-owned investments' properties and do not represent the proportionate share that we purchased. Upon acquiring the remaining interests in the investments leased to Federal Express and Amylin, we owned 100% of these investments and accounted for these acquisitions as step acquisitions utilizing the purchase method of accounting. Due to the change in control of the investments that occurred, and in accordance with ASC 810 involving a step acquisition where control is obtained and there is a previously held equity interest, we recorded an aggregate gain of approximately $27.9 million related to the difference between our respective carrying values and the fair values of our previously held interests on the acquisition date. Subsequent to our acquisition, we consolidate all of these wholly-owned investments. The consolidation of these investments resulted in an increase of $90.2 million and $40.8 million to Real estate, net and net lease intangibles, respectively, in May 2011.

During 2011, we reclassified real estate with a net carrying value of $17.9 million to Real estate in connection with an out-of-period adjustment (Note 2).

Operating Real Estate

Operating real estate, which consists of our investments in 21 self-storage properties through Carey Storage and our Livho hotel subsidiary, at cost, is summarized as follows (in thousands):

	December 31,
	2012	2011
Land	$22,158	$24,031
Buildings	77,545	85,844
Less: Accumulated depreciation	(19,993)	(17,121)
	$79,710	$92,754

During the year ended December 31, 2012, we recognized an impairment charge of $10.5 million on our hotel property to write down the property's carrying value to its estimated fair value as a result of a decrease in fair value and in the estimated holding period of the hotel (Note 11). In October 2013, we sold our Livho hotel (Note 17).

Real Estate Under Construction

At December 31, 2012, real estate under construction was $2.9 million, recorded at cost.

Scheduled Future Minimum Rents

Scheduled future minimum rents, which are inclusive of those properties in continuing and discontinued operations, exclusive of renewals and expenses paid by tenants and future CPI-based increases under non-cancelable operating leases, at December 31, 2012 are as follows (in thousands):

Years Ending December 31,	Total
2013	$272,559
2014	270,952
2015	249,266
2016	227,445
2017	213,292
Thereafter	1,078,071
Total	$2,311,585